UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Amendment 1

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

NUTRAFUELS, INC.
(Name of Registrant as Specified in Charter)

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NUTRAFUELS, INC.

6601 Lyons Road, Suite L-6

Coconut Creek, FL 33073

Telephone 754-227-5692

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY

To the Shareholders of NutraFuels, Inc.:

This Information Statement is furnished to holders of shares of common stock of NutraFuels, Inc., a Florida corporation (the “Company”), to inform you that, in lieu of a special meeting of shareholders, on February 4, 2019, by written consent the holder of a majority of the Company’s outstanding shares of voting capital stock has approved the name change of the Company’s company to “NutraLife BioSciences, Inc.” (the “Action”).

The accompanying Information Statement is being furnished to the Company’s shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder. As described in this Information Statement, the foregoing corporate action was approved by the Company’s sole director by written consent on February 4, 2019. Thereafter, on February 4, 2019, the holder of a majority of the issued and outstanding shares of voting capital stock adopted by written consent a resolution approving this action. The written consent is the only shareholder approval required under Florida law for the purpose of approving the action. The Board is therefore not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement carefully and in its entirety for a description of the action taken by the majority shareholders.

The Action will not become effective before the date which is 20 days after this Information Statement is first mailed to the Company’s shareholders. The Company anticipates that this Information Statement will be mailed on or about March 6, 2019 to the Company’s shareholders as of record on February 1, 2019.

By order of the board of directors

February 5, 2019	/s/ Edgar Ward
Coconut Creek, Florida	Edgar Ward Chief Executive Officer

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FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on the Company’s current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the Company’s business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed on April 17, 2018, with the Securities and Exchange Commission.

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This Information Statement is being mailed on or about March 6, 2019, to the holders of record at the close of business on February 1, 2019 (the “Record Date”), of the common stock of NutraFuels, Inc., a Florida corporation, in connection with actions taken by written consent of the holder of a majority of the Company’s voting capital stock in lieu of a special meeting approving a change of the Company’s name from NutraFuels, Inc. to “NutraLife BioSciences, Inc.” (the “Action”).

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended to the Company’s shareholders of record on the Record Date. The action approved by the majority shareholder will be effective 20 days after the mailing of this Information Statement. The Company anticipates mailing this Information Statement on or about March 6, 2019, to shareholders of record on February 1, 2019. This Information Statement also constitutes notice under Section 607.0704 of the Florida Business Corporations Act that the corporate action was taken by written consent of the majority shareholders.

The entire cost of furnishing this Information Statement will be borne by us. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

RECORD DATE, VOTE REQUIRED AND RELATED INFORMATION

As of the Record Date, the Company had the following shares of its voting capital stock outstanding:

●	106,304,585 shares of common stock with one (1) vote per share; and

●	1,000 shares of Series A Preferred Stock each entitled to five hundred thousand (500,000) votes per share.

The Company’s transfer is VStock Transfer, LLC and its mailing address is 18 Lafayette Place, Woodmere, NY 11598. Its telephone number is (212) 828-8436 and its facsimile is (646) 536-3179.

The sole member of the Company’s board of directors and principal shareholder of the Company who holds a majority of the Company’s issued and outstanding voting capital stock, on the Record Date has executed a written consent on February 4, 2019 approving the Action. The majority shareholder held of record on the Record Date 86.41 % of the total issued and outstanding voting capital stock, which was sufficient to approve the action. The board of directors does not intend to solicit any proxies or consents from any other shareholders in connection with these actions.

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Under Florida law, a meeting of shareholders is not required to approve the Action. The elimination of the need for a meeting of shareholders to approve the Action is made possible by Section 607.0704 of the Florida Business Corporation Act which provides that any action to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. In order to eliminate the costs involved in holding a special meeting the majority shareholders executed the written consent.

NO MEETING OF STOCKHOLDERS REQUIRED

The Company is not soliciting any votes in connection with the Action. The majority shareholder that has consented to the Action holds a majority of the Company’s outstanding voting rights and, accordingly, such person has sufficient voting rights to approve the Action.

AMENDMENT OF ARTICLES OF INCORPORATION

The Company is amending its Articles of Incorporation (the “Amendment”) solely for the purposes of changing its name from “NutraFuels, Inc. to NutraLife BioSciences, Inc. No other changes are being made at this time to the Company’s Articles of Incorporation. A copy of the Amendment is attached as Exhibit A to this Information Statement.

The Company expects the effective date of the Amendment will be on or about March 6, 2019, which is 20 days after this Information Statement is first mailed to the Company’s shareholders who did not execute the written consent of the majority shareholders.

Because the Company’s common stock is currently quoted on the OTC Bulletin Board, the name change will also require processing by the Financial Industry Regulatory Authority, Inc., or FINRA, pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, as amended, in order for this action to be recognized in the market for trading purposes. The Company expects to receive FINRA’s clearance prior to the effective date. The Company’s common stock will be quoted on the OTC Markets OTCQB under its new name and new trading symbol immediately following the effective date. The Company will file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing the effective date of the name change, as well as its new trading symbol and CUSIP number, prior to such effective date.

Following the name change, the share certificates in bearing the current name and CUSIP number will continue to be valid. In the future, new share certificates will be issued reflecting the new name and new CUSIP number in due course as old certificates are tendered for exchange or transfer, but this in no way will affect the validity of the stock certificates held by the Company’s Shareholders. The Company requests that shareholders do not send in any of their stock certificates at this time

PRINCIPAL SHAREHOLDERS

As of the Record Date, the Company had 106,304,585 shares of common stock with one (1) vote per share; and 1,000 shares of Series A Preferred Stock each entitled to five hundred thousand (500,000) votes per share. The following table sets forth information regarding the beneficial ownership of the Company’s capital stock and total votes held by the Company’s common and preferred holders as of February 1, 2019 by:

•	each person known by us to be the beneficial owner of more than 5% of the Company’s common and Series A Preferred Stock;
•	each of the Company’s directors;
•	each of the Company’s named executive officers; and
•	the Company’s named executive officers, directors and director nominees as a group.

Unless otherwise indicated, the business address of each person listed is in care of the Company at 6601 Lyons Road L-6, Coconut Creek, FL 33073. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares outstanding on that date and all shares issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of the Company’s common stock owned by them, except to the extent that power may be shared with a spouse.

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Common Stock	Direct	Indirect	Percentage of Class (1)	% of Total Votes Held (Common & Preferred) (2)
Name & Address of Beneficial Owner	–	–	–	–
Edgar Ward, Founder, Chief Executive Officer, President & Sole Director	22,899,407	1,000,000	22.48%	86.41%
Neil Catania Vice President	8,770,571	–	8.25%	1.45%
All Executive Officers & Directors as a Group (2) Persons	31,669,978	1,000,000	30.73%	87.86%
Other 5% Holders	–	–	–	–
Kahn Family Limited	12,941,176	–	12.17%	2.13%
Total	44,611,154	1,000,000	42.90%	89.99%

Series A Preferred Stock	Direct	Indirect	Percentage of Class	% of Total Votes Held (Common & Preferred)
Name & Address of Beneficial Owner	–	–	–	–
Edgar Ward, Founder, Chief Executive Officer, President & Sole Director	1,000	0	100%	86.41%
Neil Catania, Vice President	0	0	0	0
All Executive Officers & Directors as a Group (2) Persons	1,000	0	100%	0
Other 5% Holders	0	0	0	0
Total	1,000	0	100%	86.41%

___________________

(1)

Based upon 106,304,585 shares of common stock issued and outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Based upon 106,304,585 shares of common stock and 1,000 shares of Series A Preferred Stock. The amount stated reflects the number of votes held on all matters submitted to a vote of the holders of the Company’s common and Series A Preferred Shares. As of the Record Date, the Company had 1,000 shares of Series A Preferred Stock outstanding, each entitled to 500,000 votes per share or an aggregate of 500,000,000 votes. The Company’s Founder, Chief Executive Officer, President and Director, Edgar Ward, holds all 1,000 shares of the Company’s Series A Preferred Stock which entitled him to an aggregate of 500,000,000 votes. Mr. Ward also holds 22,899, 407 common shares directly and 1,000,000 shares indirectly which provide him with an aggregate of 23,899,407 votes. As such, Mr. Ward holds an aggregate of 523,899,407 votes or 86.41% of the votes on all matters presented to a vote of the Company’s stockholders.

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DISSENTER’S RIGHTS

Under Florida law there are no dissenter’s rights available to the Company’s shareholders in connection with the name change of the Company.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy or information statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy or information statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to NUTRAFUELS, INC., 6601 Lyons Road L-6, Coconut Creek, FL 33073 or by faxing a communication to 754-227-5340.

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of the Company’s shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to NUTRAFUELS, INC., 6601 Lyons Road L-6, Coconut Creek, FL 33073, or by faxing a communication to 754-227-5340.

The Company files annual and special reports and other information with the SEC. Certain of the Company’s SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document the Company files with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 2054.

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

February 5, 2019	/s/ Edgar Ward
Edgar Ward Chief Executive Officer, President & Sole Director

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EXHIBIT A

ARTICLES OF AMENDMENT TO

THE ARTICLES OF INCORPORATION OF

NUTRAFUELS, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act of the State of Florida (the “FBCA”), the undersigned Chief Executive Officer, President & Director of NUTRAFUELS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the laws of the State of Florida and bearing Document Number P12000100033, does hereby certify:

FIRST: The Board of Directors approved the following amendment to the Corporation’s Articles of Incorporation by a unanimous written consent on February 4, 2019, pursuant to Section 607.0821 of the FBCA and recommended that the Corporation’s shareholders approve such amendment.

SECOND: The holder of a majority of the Corporation’s issued and outstanding common stock, representing its voting securities, approved the following amendment to the Corporation’s Articles of Incorporation by written consent on February 4, 2019 pursuant to Section 607.0704 of the FBCA. The number of votes cast by the majority shareholder was sufficient for approval.

THIRD: Article I of the Corporation’s Articles of Incorporation is hereby deleted in its entirety and replaced with the following:

ARTICLE I. NAME

The name of the Corporation is NUTRALIFE BIOSCIENCES, INC.

IN WITNESS WHEREOF, the undersigned duly authorized officer has executed these Articles of Amendment as of February 4, 2019.

NUTRAFUELS, INC.

By:	/s/ Edgar Ward
Edgar Ward
Chief Executive Officer, President & Director